UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2022

DIAMONDHEAD CASINO CORPORATION

DELAWARE

COMMISSION FILE NUMBER: 0-17529

IRS EMPLOYER IDENTIFICATION NO. 59-2935476

1013 Princess Street

Alexandria, Virginia 22314

(703) 683-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a- 12 under the Securities Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Based on information provided by the Registrant’s independent registered public accounting firm, Friedman LLP (“Friedman”), effective September 1, 2022, Friedman combined with Marcum LLP (“Marcum”) and continued to operate as an independent registered public accounting firm as a wholly-owned subsidiary of Marcum. On September 21, 2022, the Registrant (i) dismissed Friedman and (ii) engaged Marcum to serve as the independent registered public accounting firm of the Registrant and to provide the services previously provided to the Registrant by Friedman.

Neither of Friedman’s reports on the financial statements of the Registrant for either of the past two fiscal years ended December 31, 2021 and December 31, 2020 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s two most recent fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent interim period through September 21, 2022, there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Friedman, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Registrant’s two most recent fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent interim period through September 21, 2022, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided Friedman with a copy of the above disclosures. A letter to the Commission dated September 21, 2022 from Friedman regarding its concurrence or disagreement with the statements made by the Registrant in this current report concerning the dismissal of Friedman as the Registrant’s independent registered public accounting firm is attached as Exhibit 16 hereto.

During the Registrant’s two most recent fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent interim period through September 21, 2022, neither the Registrant nor anyone on its behalf has consulted with Marcum with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report nor oral advice was provided to the Registrant that Marcum concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16	Letter from Friedman LLP regarding the change in the Registrant’s certifying accountant, dated September 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDHEAD CASINO CORPORATION

By:	/s/ Deborah A. Vitale
Deborah A. Vitale
President

Dated: September 21, 2022